SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                         Reported): November 29, 2002





                    BEAR STEARNS ASSET BACKED FUNDING INC.
            (Exact name of registrant as specified in its charter)

           Delaware                333-99207              22-3863780
(State or Other Jurisdiction of   (Commission   (I.R.S. Employer Identification
        Incorporation)            File Number)               No.)

                              383 Madison Avenue
                           New York, New York 10179
                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 272-2000
                                                          ----- --------

Item 5.  Other Events.
----     ------------

Filing of Form T-1

     On November 29, 2002, Bear Stearns Asset Backed Funding Inc. (the "Company") is filing a Form T-1 to designate JPMorgan Chase Bank, a New York Banking corporation, to act as an eligible trustee under trust indentures to be qualified pursuant to Sections 305 or 307 of the Trust Indenture Act of 1939. Form T-1 is annexed hereto as Exhibit 25.



Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

     25 Form T-1 Statement of Eligibility under Trust Indenture Act of 1939, as amended.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BEAR STEARNS ASSET BACKED FUNDING INC.



                                 By:      /s/ Brant Brooks
                                    --------------------------------------
                                    Name: Brant Brooks
                                    Title: Senior Vice President



Dated:  November 29, 2002

Exhibit Index


Exhibit                                                                 Page
-------                                                                 ----
25   Form T-1 Statement of Eligibility under Trust
     Indenture Act of 1939, as amended.                                   5

                                  EXHIBIT 25

                                                    Registration No. 333-99207

      -------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549
                           -------------------------

                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF
                  A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                  -------------------------------------------
              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
               A TRUSTEE PURSUANT TO SECTION 305(b)(2)     X
                                                       --------
                   ----------------------------------------

                              JPMORGAN CHASE BANK
              (Exact name of trustee as specified in its charter)


New York                                                            13-4994650
(State of incorporation                                       (I.R.S. employer
if not a national bank)                                    identification No.)

270 Park Avenue
New York, New York                                                       10017
(Address of principal executive offices)                            (Zip Code)

                              William H. McDavid
                                General Counsel
                                270 Park Avenue
                           New York, New York 10017
                              Tel: (212) 270-2611
           (Name, address and telephone number of agent for service)
                 --------------------------------------------
                        Whole Auto Loan Trust ___-____
          (Each Trust that issues notes under the related Prospectus and Prospectus Supplement)
              (Exact name of obligor as specified in its charter)

Delaware                                                        not applicable
(State or other jurisdiction of                               (I.R.S. employer
incorporation or organization)                             identification No.)

Wilmington Trust Company
1100 North Market Street
Wilmington,  Delaware                                                    19890
(Address of principal executive offices)                            (Zip Code)

                 --------------------------------------------
                              Asset Backed Notes
                      (Title of the indenture securities)

                 --------------------------------------------

                                    GENERAL

Item 1.  General Information.

         Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

             New York State Banking Department, State House, Albany, New York 12110.

             Board of Governors of the Federal Reserve System, Washington, D.C., 20551

             Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

             Federal Deposit Insurance Corporation, Washington, D.C., 20429.


         (b) Whether it is authorized to exercise corporate trust powers.

              Yes.


Item 2.  Affiliations with the Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

Item 16.   List of Exhibits

           List below all exhibits filed as a part of this Statement of Eligibility.

           1. A copy of the Restated Organization Certificate of the Trustee and the Certificate of Amendment dated November 9, 2001 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-73746 which is incorporated by reference).

           2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

           3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

           4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-73746, which is incorporated by reference).

           5. Not applicable.

           6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation, was renamed JPMorgan Chase Bank.

           7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority attached as Exhibit 7.

           8. Not applicable.

           9. Not applicable.

                                   SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 27th day of November, 2002.

                               JPMORGAN CHASE BANK

                                    By: /s/Craig M. Kantor
                                        ------------------
                                           Craig M. Kantor
                                            Vice President

Item 16.   List of Exhibits

           List below all exhibits filed as a part of this Statement of Eligibility.

           1. A copy of the Restated Organization Certificate of the Trustee and the Certificate of Amendment dated November 9, 2001 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-73746 which is incorporated by reference).

           2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

           3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

           4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-73746, which is incorporated by reference).

           5. Not applicable.

           6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation, was renamed JPMorgan Chase Bank.

           7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority attached as Exhibit 7.

           8. Not applicable.

           9. Not applicable.

                                   SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 27th day of November, 2002.

                               JPMORGAN CHASE BANK

                                    By: /s/Craig M. Kantor
                                        ------------------
                                           Craig M. Kantor
                                            Vice President

                             Exhibit 7 to Form T-1


                               Bank Call Notice

                            RESERVE DISTRICT NO. 2
                      CONSOLIDATED REPORT OF CONDITION OF

                              JPMorgan Chase Bank
                 of 270 Park Avenue, New York, New York 10017
                    and Foreign and Domestic Subsidiaries,
                    a member of the Federal Reserve System,

                at the close of business September 30, 2002, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                Dollar Amounts
                     ASSETS                                        in Millions


Cash and balances due from depository institutions:
    Noninterest-bearing balances and
    currency and coin ....................................          $ 17,141
    Interest-bearing balances ............................            13,564
Securities:
Held to maturity securities...............................               408
Available for sale securities.............................            74,344
Federal funds sold and securities purchased under
    agreements to resell .................................
    Federal funds sold in domestic offices................             7,094
    Securities purchased under agreements to resell.......            72,512
Loans and lease financing receivables:
    Loans and leases held for sale........................            17,153
    Loans and leases, net of unearned income    $161,915
    Less: Allowance for loan and lease losses      3,458
    Loans and leases, net of unearned income and
    allowance ............................................           158,457
Trading Assets ...........................................           186,290
Premises and fixed assets (including capitalized leases)..             6,177
Other real estate owned ..................................                57
Investments in unconsolidated subsidiaries and
    associated companies..................................               326
Customers' liability to this bank on acceptances
    outstanding ..........................................               281
Intangible assets
    Goodwill..............................................             2,168
    Other Intangible assets...............................             3,696
Other assets .............................................            45,403
TOTAL ASSETS .............................................          $605,071
                                                                   =========

                                  LIABILITIES
Deposits
    In domestic offices ..................................           $167,400
    Noninterest-bearing .......................$66,691
    Interest-bearing ..........................100,709
    In foreign offices, Edge and Agreement
    subsidiaries and IBF's ...............................            118,273
    Noninterest-bearing........................$ 8,445
    Interest-bearing ..........................109,828

Federal funds purchased and securities sold under agree-
ments to repurchase:
    Federal funds purchased in domestic offices                         6,317
    Securities sold under agreements to repurchase                    105,558
Trading liabilities ......................................            126,199
Other borrowed money (includes mortgage indebtedness
    and obligations under capitalized leases).............             11,025
Bank's liability on acceptances executed and outstanding..                304
Subordinated notes and debentures ........................              7,895
Other liabilities ........................................             25,977
TOTAL LIABILITIES ........................................            568,948
Minority Interest in consolidated subsidiaries............                 91

                                EQUITY CAPITAL

Perpetual preferred stock and related surplus.............                  0
Common stock .............................................              1,785
Surplus  (exclude all surplus related to preferred stock).             16,304
Retained earnings.........................................             16,560
Accumulated other comprehensive income....................              1,383
Other equity capital components...........................                  0
TOTAL EQUITY CAPITAL .....................................             36,032
                                                                       ------
TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL             $605,071
                                                                   ==========
I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                              JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in-structions issued by the appropriate Federal regulatory authority and is true and correct.

                                WILLIAM B. HARRISON, JR.)
                                HANS W. BECHERER        ) DIRECTORS
                                LAWRENCE A. BOSSIDY     )